SELIGMAN
-------------
COMMON STOCK
FUND, INC.

                                 MID-YEAR REPORT
                                  JUNE 30, 1999

                             ----------O-----------

                                SEEKING FAVORABLE
                               CURRENT INCOME AND
                                LONG-TERM GROWTH
                                 OF BOTH INCOME
                                   AND CAPITAL
                                WITHOUT EXPOSING
                                   CAPITAL TO
                                   UNDUE RISK


                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.


[PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870



With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.





TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Board of Directors ........................................................   19
Executive Officers AND For More Information ...............................   20
Glossary of Financial Terms ...............................................   21

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman Common Stock Fund posted a total return of 7.81% based on the net asset value of Class A shares. During the same period, the Lipper Growth & Income Funds Average returned 10.97% and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned 12.38%.

The Fund's underperformance relative to its benchmarks was primarily the result of the Fund's overweighting of higher-yielding stocks, while underweighting stocks with higher capital appreciation potential. In recent years, this focus on yield has placed the Fund at a relative performance disadvantage against the majority of growth and income funds, which generally focus on capital appreciation, rather than on income.

In response, the Fund has begun a modest repositioning of its portfolio to include more stocks with greater potential for capital appreciation and dividend growth. Over time, this repositioning, while moderating the Fund's dividend income somewhat, should increase its total return potential, without significantly increasing risk. Dividend income will still play an important role in the selection process, but the Fund will seek more exposure to stocks with the potential for growth of capital and dividends. A full discussion with your Portfolio Managers, including additional information on the Fund's repositioning and the Fund's results, begins on page 2.

The economic environment of the past six months has been supportive for common stocks. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world economic growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

The robust US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond yield above 6%.

Looking ahead, we remain optimistic regarding the outlook for common stocks and for the Fund. The US economy is strong, the rest of the world is showing solid signs of recovery, and inflation appears to be under control.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Common Stock Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/William C. Morris
--------------------
William C. Morris
Chairman
                                 /s/Brian T. Zino
                                 ----------------
                                 Brian T. Zino
                                 President
August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q: HOW DID SELIGMAN COMMON STOCK FUND PERFORM DURING THE FIRST SIX MONTHS OF
   1999?

A: For the six-month period ended June 30, 1999, Seligman Common Stock Fund posted a total return of 7.81% based on the net asset value of Class A shares. This compares to 10.97% for the Lipper Growth & Income Funds Average and 12.38% for the Standard & Poor's 500 Composite Stock Price Index (S&P
   500). The Fund's relative performance suffered during this period because of the Fund's heavy exposure to higher-yielding stocks and light exposure to stocks with higher capital appreciation potential. For the past several years, market participants have increasingly focused on capital gains, which has led to the outperformance of certain types of stocks. Accordingly, the Fund is now undergoing a shift in its investment strategy, which is discussed more fully below.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE
   FIRST HALF OF THE FISCAL YEAR?

A: Interest rates have increased dramatically during the past six months, with long-term rates rising by 100 basis points during the period. Although this is certainly a sharp increase, it is important to remember that rates have only risen to the levels they were at before last year's global economic crisis. At that time, central banks around the world engaged in a coordinated effort to revive the global economic system. This effort was successful, and easier monetary policies around the world provided support for uncertain stock markets. Six months later, a more positive global environment has caused most world stock markets to move higher, despite rising rates.

   During this time, the US stock market continued to hit new highs. The fundamentals of the market have remained strong, with benign inflation, positive news with respect to corporate profits, and accelerating global growth. Even though the Fed raised rates as expected at its June meeting, its announcement of a neutral bias toward rates increased investor confidence.

Q: WHAT WAS YOUR INVESTMENT STRATEGY?

A: The first half of this fiscal year marked a change in the Fund's investment strategy. We began rebalancing the Fund's portfolio to gain greater exposure to stocks with higher capital appreciation potential, while reducing exposure to higher-yielding stocks.

   Seligman Common Stock Fund has always maintained a strong focus on producing income. This strategy worked well for the Fund for 55 years. However, the market has changed considerably in recent years. Dividend income has become a steadily decreasing component of the market's total return, while capital appreciation has become increasingly important.



A TEAM APPROACH
Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.



[PHOTO]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

   In order to keep up with this significant shift in the market, we will be adding stocks that may provide less dividend income but that may offer greater capital gain potential. This change does not alter the Fund's fundamental investment objective, and we believe that this rebalancing will improve the Fund's total return performance relative to its competitors. The Fund will continue to pursue income, but its yield will now be closer to that of its peer group. We will remain focused on the Fund's risk level, which should remain lower than that of the overall market and the Fund's peer group.

Q: DID YOU MAKE ANY MAJOR PORTFOLIO CHANGES DURING THE PERIOD?

A: The rebalancing of the Fund's portfolio led us to decrease the Fund's holdings in energy and utilities, which are higher-yielding sectors of the market that have historically delivered fewer opportunities for capital gains than some other areas of the market.

   We realized when we made the decision to rebalance the portfolio that we would increase the Fund's exposure to technology. During the past six months, some large-cap technology stocks experienced some price weakness, providing us with selective buying opportunities in this area.

Q: WHAT SECTORS OF THE PORTFOLIO CONTRIBUTED POSITIVELY TO THE FUND'S
   PERFORMANCE DURING THE PERIOD?

A: The best-performing sector of the portfolio year-to-date was cyclical stocks.
   Diversified companies also performed well and made a strong contribution to performance, despite comprising a small percentage of the portfolio. Both of these sectors are examples of the significant appreciation that cyclical stocks enjoyed during the second quarter. During this time, we saw an increased focus on value as the market adjusted in advance to the June 30 interest rate increase. Technology continues to be a strong performer. In fact, this was the best-performing sector over the past 52 weeks.

Q: WHAT SECTORS HURT THE FUND'S PERFORMANCE DURING THE PERIOD?

A: The drugs and health care sector was the worst-performing sector during the period. This affected performance significantly because health care represents a large percentage of the portfolio. Health care stocks have suffered lately because of a new Medicare proposal that could adversely affect some health care companies. We have not reduced the Fund's holdings in this area because we believe that health care still offers attractive long-term opportunities.

   Our underweighting in technology hurt the Fund's performance during the past six months. In the past, the Fund has avoided technology companies because of their low yield but, as we have discussed, technology will represent a larger percentage of the portfolio going forward.

Q: WHAT IS YOUR OUTLOOK?

A: American business fundamentals remain strong and should gain additional support from rising world demand. Therefore, we believe that corporate profits will grow and may even exceed expectations, despite higher interest rates. This, in addition to a benign inflation outlook, bodes well for common stocks. The rebalancing of the portfolio that we are undertaking this year should boost the Fund's total return performance and allow it to perform closer to its benchmark indices.

PERFORMANCE OVERVIEW



INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                              AVERAGE ANNUAL
                                                                        ---------------------------------------------------------
                                               CLASS C                                                      CLASS B     CLASS D
                                                SINCE                                                        SINCE       SINCE
                                              INCEPTION       SIX          ONE        FIVE         10      INCEPTION   INCEPTION
                                              *5/27/99*     MONTHS*       YEAR        YEARS       YEARS     4/22/96     5/3/93
                                              ---------     -------       ----        -----       -----     -------     ------
CLASS A**
With Sales Charge                                 n/a        2.67%         8.37%      17.67%     14.57%        n/a        n/a
Without Sales Charge                              n/a        7.81         13.80       18.83      15.12         n/a        n/a

CLASS B**
With CDSC+                                        n/a        2.35          7.88         n/a       n/a         16.87%      n/a
Without CDSC                                      n/a        7.35         12.88         n/a       n/a         17.54       n/a

CLASS C**
With Sales Charge and CDSC                       2.87%         n/a           n/a        n/a       n/a          n/a        n/a
Without Sales Charge and CDSC                    4.91          n/a           n/a        n/a       n/a          n/a        n/a

CLASS D**
With 1% CDSC                                      n/a         6.34        11.95         n/a       n/a          n/a        n/a
Without CDSC                                      n/a         7.34        12.95       17.87       n/a          n/a        14.95%

LIPPER GROWTH & INCOME
  FUNDS AVERAGE***                               4.33#       10.97        14.40       21.70      15.46        21.13++     18.20+++
S&P 500***                                       5.55#       12.38        22.76       27.87      18.78        28.57++     22.92+++

NET ASSET VALUE

                 JUNE 30, 1999       DECEMBER 31, 1998        JUNE 30, 1998
                 -------------       -----------------        -------------
CLASS A             $16.66               $15.77                 $16.36
CLASS B              16.59                15.71                  16.31
CLASS C              16.61                 n/a                    n/a
CLASS D              16.61                15.73                  16.32

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE PERIOD ENDED JUNE 30, 1999


                     DIVIDENDS
                       PAID                                 CAPITAL GAIN
                     ---------                              ------------
CLASS A               $0.130             PAID                  $0.199##
CLASS B                0.066             REALIZED               0.550
CLASS C                0.032             UNREALIZED             4.709###
CLASS D                0.066

   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Growth &Income Funds Average and the S&P 500 exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Growth &Income Funds Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   # From May 31, 1999.
  ## Represents realized capital gains from 1998, which were paid to shareholders on June 24, 1999.
 ### Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW


GROWTH OF AN ASSUMED $10,000 INVESTMENT


CLASS A SHARES

JUNE 30, 1989 TO JUNE 30, 1999

[The following table represents a chart in the printed material]

6/30/89                  9525
                        10460
                        10790
                        10685

6/30/90                 11352
                         9372
                        10370
                        12073

6/30/91                 11826
                        12740
                        13474
                        13700


6/30/92                 13787
                        14169
                        14938
                        15663


6/30/93                 16040
                        16443
                        17157
                        16351


6/30/94                 16438
                        17084
                        16833
                        18265


6/30/95                 19593
                        20831
                        21575
                        22669


6/30/96                 23471
                        23660
                        24906
                        25286

6/30/97                 29185
                        31170
                        30777
                        34333


6/30/98                 34229
                        31572
                        36131
                        35749


6/30/99                 38952




CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 1999

[The following table represents a chart in the printed material]

4/22/96                 10000
                        10061
                        10230



6/30/96                 10326
                         9835
                         9994
                        10394
                        10672
                        11155

12/31/96                10921
                        11200
                        11361
                        11064
                        11491
                        12228

6/30/97                 12742
                        13580
                        12895
                        13588
                        12893
                        13240

12/31/97                13388
                        13472
                        14265
                        14904
                        14768
                        14633

6/30/98                 14830
                        14512
                        12848
                        13655
                        14549
                        15146

12/31/98                15595
                        15456
                        15178
                        15399
                        16404
                        16144

6/30/99                 16741



CLASS C SHARES


May 27, 1999+ to June 30, 1999

[The following table represents a chart in the printed material]

5/27/99                  9900
5/28/99                 10010
5/30/99                 10010
6/3/99                  10141
6/10/99                  9979
6/17/99                 10285
6/24/99                  9999
6/30/99                 10386



CLASS D SHARES


   May 3, 1993+ to June 30, 1999

[The following table represents a chart in the printed material]

5/3/93                  10000
                        10000

6/30/93                 10256
                        10484
                        10908
                        10348

6/30/94                 10372
                        10747
                        10555
                        11427

6/30/95                 12241
                        12988
                        13423
                        14083

6/30/96                 14542
                        14638
                        15380
                        15581

6/30/97                 17945
                        19136
                        18865
                        21000

6/30/98                 20897
                        19243
                        21987
                        21698

6/30/99                 23602





These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.




----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1999

                                                                                             PERCENT OF NET ASSETS
                                                                                          ----------------------------
                                                                                            JUNE 30,     DECEMBER 31,
                                             ISSUES        COST               VALUE          1999          1998
                                             -----     -------------       -------------     -----         -----
COMMON STOCKS:
    Aerospace ............................       1       $ 3,294,465         $ 5,480,000       0.6           0.5
    Automotive and Related ...............       2        15,496,740          21,388,125       2.4           5.4
    Basic Materials ......................      --                --                  --        --           0.5
    Capital Goods ........................      --                --                  --        --           0.9
    Chemicals ............................       1         8,216,419           9,905,313       1.1           0.9
    Communications .......................       5        77,309,678         111,830,000      12.4           9.8
    Communications Equipment .............       1         7,309,412           7,755,312       0.9            --
    Computer and Business Services .......       8        65,684,282          76,470,938       8.5           4.0
    Consumer Goods and Services ..........      11       109,505,342         122,653,005      13.6          13.5
    Diversified ..........................       1        10,766,178          18,270,000       2.0           1.5
    Drugs and HealthCare .................       9        66,639,003          87,737,500       9.7           7.9
    Electric and Gas Utilities ...........       4        33,231,535          45,653,750       5.1           7.0
    Electronics ..........................       3        17,780,689          21,719,375       2.4           2.8
    Energy ...............................       5        40,232,130          61,891,875       6.9          10.2
    Finance and Insurance ................      13       109,886,655         184,633,550      20.5          17.9
    Machinery and Industrial Equipment ...       2        32,897,178          62,909,950       7.0           5.9
    Paper and Forest Products ............       1         8,090,131          11,272,500       1.3           0.9
    Publishing ...........................       1         3,266,337           6,043,125       0.7           0.7
    Retail Trade .........................       2        17,086,200          21,625,936       2.4           1.5
    Transportation .......................       1         8,230,349          12,180,000       1.3           2.7
                                             -----     -------------       -------------     -----         -----
                                                71       634,922,723         889,420,254      98.8          94.5
SHORT-TERM HOLDINGS AND
    OTHER ASSETS LESS LIABILITIES ........       1        10,371,750          10,371,750       1.2           5.5
                                             -----     -------------       -------------     -----         -----
NET ASSETS ...............................      72      $645,294,473        $899,792,004     100.0         100.0
                                             =====     =============       =============     =====         =====

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/99
---------                         -----------  ------------
Allstate ...................       235,000        235,000
AT&T .......................       165,000        380,000(1)
Bestfoods ..................       190,000        190,000
Intel ......................       170,000        170,000
International Business
  Machines .................        60,000         80,000(2)
Lucent Technologies ........       115,000        115,000
MCI WorldCom ...............        80,000         80,000
Microsoft ..................       225,000        225,000
Pharmacia & Upjohn .........       160,000        160,000
Wal-Mart Stores ............       175,000        175,000


                                          SHARES
                                 ---------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       6/30/99
---------------                  ------------- -------------
Anheuser-Busch .............       175,000       125,000
BP Amoco (ADRs) ............        75,000       100,000
Chevron ....................       255,000            --
DaimlerChrysler ............       150,000       120,000
Dana .......................       275,000            --
General Mills ..............       195,000            --
Norfolk Southern ...........       375,000            --
Raytheon (Class B) .........       175,000       125,000
Reliant Energy(3) ..........       695,000            --
Xerox ......................        65,000       150,000(4)



Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)  Includes 50,000 shares received as a result of a 3-for-2 stock split.
(2)  Includes 20,000 shares received as a result of a 2-for-1 stock split.
(3)  Formerly, Houston Industries.
(4)  Includes 75,000 shares received as a result of a 2-for-1 stock split.

LARGEST INDUSTRIES
JUNE 30, 1999

[The following table represents a chart in the printed material]


FINANCE AND INSURANCE                   20.5%          $184,633,550
CONSUMER GOODS AND SERVICES             13.6%          $122,653,005
COMMUNICATIONS                          12.4%          $111,830,000
DRUGS AND HEALTH CARE                    9.8%          $ 87,737,500
COMPUTER AND BUSINESS SERVICES           8.5%          $ 76,490,938




LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                               VALUE
--------                            -----------
GTE ..........................      $33,708,750
United Technologies ..........       32,976,250
Ameritech ....................       32,340,000
General Electric .............       29,933,700
Unilever (Netherlands) .......       24,910,655
Bank of New York .............       23,480,000
Philip Morris ................       22,103,125
AT&T .........................       21,208,750
Citigroup ....................       20,662,500
Microsoft ....................       20,278,125

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                       SHARES         VALUE
                                      --------        -----
COMMON STOCKS  98.8%
AEROSPACE  0.6%
General Dynamics                      80,000     $  5,480,000
                                                 ------------
AUTOMOTIVE AND
  RELATED  2.4%
DaimlerChrysler                       120,000      10,665,000
Ford Motor                            190,000      10,723,125
                                                 ------------
                                                   21,388,125
                                                 ------------
CHEMICALS  1.1%
duPont (E.I.) de Nemours              145,000       9,905,313
                                                 ------------
COMMUNICATIONS  12.4%
AT&T                                  380,000      21,208,750
Ameritech                             440,000      32,340,000
GTE                                   445,000      33,708,750
MCI WorldCom*                          80,000       6,882,500
SBC Communications                    305,000      17,690,000
                                                 ------------
                                                  111,830,000
                                                 ------------
COMMUNICATIONS
  EQUIPMENT  0.9%
Lucent Technologies                   115,000       7,755,312
                                                 ------------
COMPUTER AND
  BUSINESS SERVICES  8.5%
America Online*                        25,000       2,762,500
Cisco Systems*                         80,000       5,152,500
Dell Computer*                        100,000       3,696,875
Electronic Data Systems               270,000      15,271,875
Intel                                 170,000      10,109,688
International
   Business Machines                   80,000      10,340,000
Microsoft*                            225,000      20,278,125
Xerox                                 150,000       8,859,375
                                                 ------------
                                                   76,470,938
                                                 ------------
CONSUMER GOODS
  AND SERVICES  13.6%
Anheuser-Busch                        125,000       8,867,188
Bestfoods                             190,000       9,405,000
Coca-Cola                              75,000       4,687,500
ConAgra                               505,000      13,445,625
Fort James                            220,000       8,332,500
Fortune Brands                         49,800       2,060,475
PepsiCo                               325,000      12,573,437
Philip Morris                         550,000      22,103,125
Procter & Gamble                       45,000       4,016,250
Sara Lee                              540,000      12,251,250
Unilever (Netherlands)                357,142      24,910,655
                                                 ------------
                                                  122,653,005
                                                 ------------
DIVERSIFIED  2.0%
AlliedSignal                          290,000      18,270,000
                                                 ------------

DRUGS AND
  HEALTH CARE  9.7%
Abbott Laboratories                   160,000       7,280,000
American Home Products                350,000      20,125,000
Baxter International                  120,000       7,275,000
Bristol-Myers Squibb                  200,000      14,087,500
Johnson & Johnson                      55,000       5,390,000
Merck                                 200,000      14,800,000
Pfizer                                 40,000       4,390,000
Pharmacia & Upjohn                    160,000       9,090,000
Schering-Plough                       100,000       5,300,000
                                                 ------------
                                                   87,737,500
                                                 ------------
ELECTRIC AND GAS
  UTILITIES  5.1%
DQE                                   225,000       9,028,125
Sonat                                 330,000      10,931,250
Unicom                                280,000      10,797,500
Williams Companies (The)              350,000      14,896,875
                                                 ------------
                                                   45,653,750
                                                 ------------
ELECTRONICS  2.4%
Harris                                240,000       9,405,000
Hewlett-Packard                        35,000       3,517,500
Raytheon (Class B)                    125,000       8,796,875
                                                 ------------
                                                   21,719,375
                                                 ------------
ENERGY  6.9%
BP Amoco (ADRs)
   (United Kingdom)                   100,000      10,850,000
Exxon                                 200,000      15,425,000
Mobil                                  80,000       7,920,000
Royal Dutch Petroleum
   (Netherlands)                      280,000      16,870,000
Schlumberger                          170,000      10,826,875
                                                 ------------
                                                   61,891,875
                                                 ------------
FINANCE AND
  INSURANCE  20.5%
Allstate                              235,000       8,430,625
American General                      245,000      18,466,875
American International Group           50,000       5,853,125
Bank of America                       200,000      14,662,500
Bank of New York                      640,000      23,480,000
Chubb                                 140,000       9,730,000
Citigroup                             435,000      20,662,500
Fannie Mae                            215,000      14,700,625
Hartford Financial
   Services Group                     250,000      14,578,125
Lincoln National                      370,000      19,355,625
Mellon Bank                           300,000      10,912,500
Morgan (J.P.)                          70,000       9,835,000
Washington Mutual                     394,800      13,966,050
                                                 ------------
                                                  184,633,550
                                                 ------------

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                       SHARES         VALUE
                                      --------        -----
MACHINERY AND
  INDUSTRIAL EQUIPMENT  7.0%
General Electric                      264,900    $ 29,933,700
United Technologies                   460,000      32,976,250
                                                 ------------
                                                   62,909,950
                                                 ------------
PAPER AND
  FOREST PRODUCTS  1.3%
Mead                                  270,000      11,272,500
                                                 ------------
PUBLISHING  0.7%
Knight-Ridder Newspapers              110,000       6,043,125
                                                 ------------

RETAIL TRADE  2.4%
May Department Stores                 322,500      13,182,186
Wal-Mart Stores                       175,000       8,443,750
                                                 ------------
                                                   21,625,936
                                                 ------------
TRANSPORTATION  1.3%
GATX                                  320,000      12,180,000
                                                 ------------


TOTAL COMMON STOCKS
(Cost $634,922,723)                               889,420,254
                                                 ------------

SHORT-TERM
  HOLDINGS  1.2%
(Cost $10,500,000)                                 10,500,000
                                                 ------------
TOTAL INVESTMENTS  100.0%
(Cost $645,422,723)                               899,920,254
OTHER ASSETS
  LESS LIABILITIES                                   (128,250)
                                                 ------------
NET ASSETS  100.0%                               $899,792,004
                                                 ============



----------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
  Common stocks (cost $634,922,723) ..........     $889,420,254
  Short-term holdings (cost $10,500,000)......       10,500,000    $899,920,254
                                                   ------------
Cash ...........................................................        142,357
Receivable for interest and dividends ..........................      1,343,485
Receivable for Capital Stock sold ..............................        309,879
Investment in, and expenses prepaid to,
  shareholder service agent ....................................        165,308
Other ..........................................................         58,663
                                                                   ------------
TOTAL ASSETS ...................................................    901,939,946
                                                                   ------------
LIABILITIES:
Payable for Capital Stock repurchased ..........................        722,901
Accrued expenses and other .....................................      1,425,041
                                                                   ------------
TOTAL LIABILITIES ..............................................      2,147,942
                                                                   ------------
NET ASSETS .....................................................   $899,792,004
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000
  shares authorized; 54,050,333 shares outstanding):
  Class A ......................................................   $ 23,119,853
  Class B ......................................................      1,283,613
  Class C ......................................................         28,021
  Class D ......................................................      2,593,680
Additional paid-in capital .....................................    585,894,541
Undistributed net investment income ............................      2,634,462
Undistributed net realized gain ................................     29,740,303
Net unrealized appreciation of investments .....................    254,497,531
                                                                   ------------
NET ASSETS .....................................................   $899,792,004
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($770,123,876 / 46,239,707 shares) .....................         $16.66
                                                                         ======
CLASS B ($42,593,162 / 2,567,226 shares) .......................         $16.59
                                                                         ======
CLASS C ($930,600 / 56,041 shares) .............................         $16.61
                                                                         ======
CLASS D ($86,144,366 / 5,187,359 shares) .......................         $16.61
                                                                         ======


----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Dividends .....................................................   $13,298,389
Interest ......................................................     1,406,258
                                                                  -----------
TOTAL INVESTMENT INCOME  (net of foreign
  taxes withheld of $576,583) .................................   $14,704,647

EXPENSES:
Management fee ................................................     2,808,003
Distribution and service fees .................................     1,510,609
Shareholder account services ..................................       698,099
Registration ..................................................        87,181
Custody and related services ..................................        79,735
Shareholder reports and communications ........................        50,545
Auditing and legal fees .......................................        40,708
Directors' fees and expenses ..................................        21,159
Miscellaneous .................................................        26,899
                                                                  -----------
TOTAL EXPENSES ................................................     5,322,938
                                                                  -----------
NET INVESTMENT INCOME .........................................     9,381,709
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..............................    29,738,006
Net change in unrealized appreciation of investments ..........    25,538,995
                                                                  -----------
NET GAIN ON INVESTMENTS .......................................    55,277,001
                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS ........................   $64,658,710
                                                                  ===========


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                               JUNE 30, 1999     DECEMBER 31, 1998
                                                                               -------------     -----------------
OPERATIONS:
Net investment income .................................................       $   9,381,709        $  14,084,410
Net realized gain on investments ......................................          29,738,006          105,122,144
Net realized loss from foreign currency transactions ..................                --             (1,638,670)
Net change in unrealized appreciation of investments ..................          25,538,995           18,022,366
Net change in unrealized depreciation on translation of
assets and liabilities denominated in foreign currencies ..............                --              1,231,505
                                                                              -------------        -------------
INCREASE IN NET ASSETS FROM OPERATIONS ................................          64,658,710          136,821,755
                                                                              -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
                 Class A ..............................................          (6,063,743)         (13,006,242)
                 Class B ..............................................            (161,582)            (301,403)
                 Class C ..............................................                (581)                --
                 Class D ..............................................            (343,508)            (851,270)
Net realized gain on investments:
                 Class A ..............................................          (9,156,008)        (111,760,141)
                 Class B ..............................................            (495,628)          (4,472,471)
                 Class D ..............................................          (1,031,025)         (12,434,658)
                                                                              -------------        -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .............................         (17,252,075)        (142,826,185)
                                                                              -------------        -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................................          18,910,236           37,457,054
Investment of dividends ...............................................           3,894,673            8,489,625
Exchanged from associated Funds .......................................         153,371,044          186,654,110
Shares issued in payment of gain distributions ........................           7,762,807           94,789,549
                                                                              -------------        -------------
Total .................................................................         183,938,760          327,390,338
                                                                              -------------        -------------
Cost of shares repurchased ............................................         (61,828,193)         (90,022,932)
Exchanged into associated Funds .......................................        (150,582,159)        (185,605,477)
                                                                              -------------        -------------
Total .................................................................        (212,410,352)        (275,628,409)
                                                                              -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ....................................         (28,471,592)          51,761,929
                                                                              -------------        -------------

INCREASE IN NET ASSETS ................................................          18,935,043           45,757,499
NET ASSETS:
Beginning of period ...................................................         880,856,961          835,099,462
                                                                              -------------        -------------
END OF PERIOD (including undistributed/(distributions in excess of) net
investment income of $2,634,462 and $(177,833), respectively) .........       $ 899,792,004        $ 880,856,961
                                                                              =============        =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS


3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $350,729,228 and $349,324,444, respectively.

    At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $260,900,160 and $6,402,629, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1999, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $28,700, from sales of Class A shares. Commissions of $217,511 and $6,233 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $905,475 or 0.24% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $188,417, $225, and $416,492, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $7,726.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $7,971.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $17,734 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $209,902, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $692,905 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

NOTES TO FINANCIAL STATEMENTS


    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $173,833 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                   SIX MONTHS ENDED                         YEAR ENDED
                                      JUNE 30, 1999                  DECEMBER 31, 1998
                          -------------------------       ----------------------------
CLASS A                     SHARES          AMOUNT            SHARES           AMOUNT
---------------------------------------------------       ----------------------------
Net proceeds from
sales of shares            522,234    $   8,321,947        1,075,908    $  17,690,194
Investment of
  dividends                212,049        3,432,447          467,206        7,430,217
Exchanged from
  associated Funds       8,498,902      136,519,838        8,129,002      129,536,299
Shares issued in
  payment of gain
  distributions            395,125        6,364,062        5,077,418       79,072,919
---------------------------------------------------       ----------------------------
Total                    9,628,310      154,638,294       14,749,534      233,729,629
---------------------------------------------------       ----------------------------
Cost of shares
  repurchased           (3,004,514)     (47,890,183)      (4,342,402)     (70,858,055)
Exchanged into
  associated Funds      (8,573,893)    (137,434,781)      (8,352,447)    (132,655,143)
---------------------------------------------------       ----------------------------
Total                  (11,578,407)    (185,324,964)     (12,694,849)    (203,513,198)
---------------------------------------------------       ----------------------------
Increase
  (Decrease)
  in Shares             (1,950,097)   $ (30,686,670)       2,054,685    $  30,216,431
---------------------------------------------------       ----------------------------


                                   SIX MONTHS ENDED                         YEAR ENDED
                                      JUNE 30, 1999                  DECEMBER 31, 1998
                          -------------------------       ----------------------------
CLASS B                     SHARES          AMOUNT            SHARES           AMOUNT
---------------------------------------------------       ----------------------------
Net proceeds from
  sales of shares          337,137    $   5,345,106          664,577    $  10,829,016
Investment
  of dividends               9,159          147,762           17,828          279,506
Exchanged from
  associated Funds         238,191        3,794,296          486,767        7,903,883
Shares issued in
  payment of gain
  distributions             28,386          455,023          271,666        4,204,415
---------------------------------------------------       ----------------------------
Total                      612,873        9,742,187        1,440,838       23,216,820
---------------------------------------------------       ----------------------------
Cost of shares
  repurchased             (162,898)      (2,587,894)        (212,770)      (3,418,774)
Exchanged into
  associated Funds        (115,026)      (1,818,095)        (227,709)      (3,672,827)
---------------------------------------------------       ----------------------------
Total                     (277,924)      (4,405,989)        (440,479)      (7,091,601)
---------------------------------------------------       ----------------------------
Increase in Shares         334,949    $   5,336,198        1,000,359    $  16,125,219
---------------------------------------------------       ----------------------------



                                      MAY 27, 1999*
                                  TO JUNE 30, 1999
---------------------------------------------------

CLASS C                         SHARES       AMOUNT
---------------------------------------------------
Net proceeds from
  sales of shares               56,220     $916,084
Investment of
  dividends                         31          504
---------------------------------------------------
Total                           56,251      916,588
---------------------------------------------------
Exchanged into
  associated Funds                (210)      (3,361)
---------------------------------------------------
Total                             (210)      (3,361)
---------------------------------------------------
Increase in Shares              56,041     $913,227
---------------------------------------------------

* Commencement of offering of shares.



                                   SIX MONTHS ENDED                         YEAR ENDED
                                      JUNE 30, 1999                  DECEMBER 31, 1998
                          -------------------------       ----------------------------
CLASS D                     SHARES          AMOUNT            SHARES           AMOUNT
---------------------------------------------------       ----------------------------
Net proceeds from
  sales of shares          272,214    $   4,327,099          542,815    $   8,937,844
Investment
  of dividends              19,459          313,960           49,412          779,902
Exchanged from
  associated Funds         821,141       13,056,910        3,098,173       49,213,928
Shares issued in
  payment of gain
  distributions             58,836          943,722          741,851       11,512,215
---------------------------------------------------       ----------------------------
Total                    1,171,650       18,641,691        4,432,251       70,443,889
---------------------------------------------------       ----------------------------
Cost of shares
  repurchased             (714,816)     (11,350,116)        (971,678)     (15,746,103)
Exchanged into
  associated Funds        (713,430)     (11,325,922)      (3,108,165)     (49,277,507)
---------------------------------------------------       ----------------------------
Total                   (1,428,246)     (22,676,038)      (4,079,843)     (65,023,610)
---------------------------------------------------       ----------------------------
Increase
  (Decrease)
  in Shares               (256,596)   $  (4,034,347)         352,408    $   5,420,279
---------------------------------------------------       ----------------------------


FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                                                       CLASS A
                                                    ----------------------------------------------------------------------------
                                                      SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                        ENDED         ----------------------------------------------------------
                                                       6/30/99          1998         1997         1996         1995         1994
                                                       -------          ----         ----         ----         ----         ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........           $15.77        $15.92       $14.89       $14.19       $12.12       $13.47
                                                        ------        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................             0.18          0.28         0.30         0.35         0.36         0.38
Net realized and unrealized gain (loss)
  on investments ............................             1.04          2.32         3.18         1.81         3.00        (0.64)
Net realized and unrealized gain (loss)
  from foreign currency transactions ........               --            --        (0.07)          --         0.01           --
                                                        ------        ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS ............             1.22          2.60         3.41         2.16         3.37        (0.26)
                                                        ------        ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........            (0.13)        (0.28)       (0.32)       (0.34)       (0.36)       (0.37)
Distributions from net realized capital gains            (0.20)        (2.47)       (2.06)       (1.12)       (0.94)       (0.72)
                                                        ------        ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS .........................            (0.33)        (2.75)       (2.38)       (1.46)       (1.30)       (1.09)
                                                        ------        ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ..............           $16.66        $15.77       $15.92       $14.89       $14.19       $12.12
                                                        ======        ======       ======       ======       ======       ======

TOTAL RETURN: ...............................             7.81%        17.40%       23.58%       15.44%       28.17%       (1.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....          $770,124      $760,176     $734,635     $656,260     $614,400     $510,956
Ratio of expenses to average net assets .....             1.13%+        1.11%        1.13%        1.15%        0.93%        0.85%
Ratio of net income to average net assets ...             2.28%+        1.73%        1.83%        2.36%        2.56%        2.93%
Portfolio turnover rate .....................            42.43%        93.67%      106.02%       56.10%       46.08%       57.17%



----------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS


                                                                            CLASS B                              CLASS C
                                                    ------------------------------------------------------      ---------
                                                                           YEAR ENDED
                                                     SIX MONTHS            DECEMBER 31,           4/22/96*       5/27/99*
                                                       ENDED           --------------------          TO            TO
                                                      6/30/99           1998           1997       12/31/96       6/30/99
                                                      -------           ----           ----       --------       -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........          $15.71          $15.88         $14.87        $14.80        $16.06
                                                       ------          ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................            0.12            0.16           0.17          0.15         (0.01)
Net realized and unrealized gain
  on investments ............................            1.03            2.31           3.17          1.20          0.79
Net realized and unrealized gain (loss)
  from foreign currency transactions ........              --              --          (0.07)           --            --
                                                       ------          ------         ------        ------        ------
TOTAL FROM INVESTMENT OPERATIONS ............            1.15            2.47           3.27          1.35          0.78
                                                       ------          ------         ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........           (0.07)          (0.17)         (0.20)        (0.16)        (0.03)
Distributions from net realized capital gains           (0.20)          (2.47)         (2.06)        (1.12)        (0.20)
                                                       ------          ------         ------        ------        ------
TOTAL DISTRIBUTIONS .........................           (0.27)          (2.64)         (2.26)        (1.28)        (0.23)
                                                       ------          ------         ------        ------        ------
NET ASSET VALUE, END OF PERIOD ..............          $16.59          $15.71         $15.88        $14.87        $16.61
                                                       ======          ======         ======        ======        ======

TOTAL RETURN: ...............................            7.35%          16.48%         22.59%         9.21%         4.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....          $42,593         $35,073        $19,568        $6,451          $931
Ratio of expenses to average net assets .....            1.88%+          1.87%          1.89%         1.92%+        1.99%+
Ratio of net income to average net assets ...            1.53%+          0.97%          1.07%         1.55%+       (0.32)%+
Portfolio turnover rate .....................           42.43%          93.67%        106.02%        56.10%++      42.43%**



                                                                                       CLASS D
                                                    ----------------------------------------------------------------------------
                                                      SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                        ENDED         ----------------------------------------------------------
                                                       6/30/99          1998         1997         1996         1995         1994
                                                       -------          ----         ----         ----         ----         ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........           $15.73        $15.89       $14.87       $14.16       $12.07       $13.46
                                                        ------        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................             0.12          0.16         0.17         0.24         0.24         0.22
Net realized and unrealized gain (loss)
  on investments ............................             1.03          2.32         3.18         1.80         3.00        (0.66)
Net realized and unrealized gain (loss)
  from foreign currency transactions ........               --            --        (0.07)          --         0.01           --
                                                        ------        ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS ............             1.15          2.48         3.28         2.04         3.25        (0.44)
                                                        ------        ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income ........            (0.07)        (0.17)       (0.20)       (0.21)       (0.22)       (0.23)
Distributions from net realized capital gains            (0.20)        (2.47)       (2.06)       (1.12)       (0.94)       (0.72)
                                                        ------        ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS .........................            (0.27)        (2.64)       (2.26)       (1.33)       (1.16)       (0.95)
                                                        ------        ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ..............           $16.61        $15.73       $15.89       $14.87       $14.16       $12.07
                                                        ======        ======       ======       ======       ======       ======

TOTAL RETURN: ...............................             7.34%        16.55%       22.66%       14.58%       27.17%       (3.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....           $86,144       $85,608      $80,896      $63,938      $46,564      $14,416
Ratio of expenses to average net assets .....             1.88%+        1.87%        1.89%        1.91%        1.72%        1.96%
Ratio of net income to average net assets ...             1.53%+        0.97%        1.07%        1.61%        1.80%        1.68%
Portfolio turnover rate .....................            42.43%        93.67%      106.02%       56.10%       46.08%       57.17%


----------
  * Commencement of offering of shares.
 ** For the six months ended June 30, 1999.
  + Annualized.
 ++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS





WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017




IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.




----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
 CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.




                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017




EQCS3 6/99                                             Printed on Recycled Paper